                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 30, 2002


                            CALGON CARBON CORPORATION
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     0-15903               25-0530110
--------------------------------     --------------     ------------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)        Identification No.)


P. O. Box 717, Pittsburgh, PA  15230-0717                     15230-0717
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (412) 787-6700
                                                    --------------

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Item 9. Regulation FD Disclosure

An improvement in Calgon Carbon Corporation's (the Company) information reporting system in the second quarter of 2002 has allowed the Company to directly attribute, rather than allocate, certain inventory cost variances, distribution costs and assets, such as accounts receivable, to segments.

The following is the segment data for the quarterly periods from January 1, 2001 to March 31, 2002 as reported in the Company's public filings with the Securities and Exchange Commission and restated to reflect the aforementioned change in attribution method.

A. SEGMENT INFORMATION - AS REPORTED

                                                                   For the Three Months Ended
                                                    ---------------------------------------------------------------
                                                    3/31/02      3/31/01      6/30/01      9/30/01      12/31/01
                                                    -------      -------      -------      -------      --------
Income (loss) from operations
   before depreciation and amortization
   Activated Carbon                                 $   3,735    $   4,526    $   4,315    $   3,043    $   2,319
   Service                                              4,572        5,616        6,792        4,825        3,591
   Engineered Solutions                                  (338)       1,354          632          483          532
   Consumer                                              (282)        (752)         (10)         (54)      (1,215)
                                                    ---------    ---------    ---------    ---------    ---------
                                                    $   7,687    $  10,744    $  11,729    $   8,297    $   5,227
Depreciation and amortization
   Activated Carbon                                 $   2,476        2,372        2,045        2,166        2,432
   Service                                              1,657        1,583        1,908        1,852        1,889
   Engineered Solutions                                   206          774          747          740          737
   Consumer                                               275          278          267          265          281
                                                    ---------    ---------    ---------    ---------    ---------
                                                    $   4,614    $   5,007    $   4,967    $   5,023    $   5,339
                                                    ---------    ---------    ---------    ---------    ---------

                                                                         For the Periods Ended
                                                    ---------------------------------------------------------------
                                                    3/31/02      3/31/01      6/30/01      9/30/01     12/31/01
                                                    -------      -------      -------      -------     --------
Total Assets
   Activated Carbon                                 $ 130,257    $ 146,739    $ 139,325    $ 135,019    $ 134,161
   Service                                             86,545       87,728       94,045       93,067       90,953
   Engineered Solutions                                97,095       91,275       92,964       92,137       90,706
   Consumer                                            20,295       16,380       16,325       15,715       15,894
                                                    ---------    ---------    ---------    ---------    ---------
                                                    $ 334,192    $ 342,122    $ 342,659    $ 335,938    $ 331,714
                                                    =========    =========    =========    =========    =========

B. SEGMENT INFORMATION - RESTATED

                                                                 For the Three Months Ended
                                                 ---------------------------------------------------------
                                                 3/31/02      3/31/01      6/30/01    9/30/01     12/31/01
                                                 -------      -------      -------    -------     --------
Income (loss) from operations
before depreciation and amortization
   Activated Carbon                              $  3,927     $  5,158     $  4,924   $  4,234    $  3,602
   Service                                          4,152        4,094        6,223      4,466       1,980
   Engineered Solutions                              (314)       1,542          218         57         179
   Consumer                                           (78)         (50)         364       (460)       (534)
                                                 --------     --------    ---------   --------    --------
                                                 $  7,687     $ 10,744     $ 11,729   $  8,297    $  5,227
Depreciation and amortization
   Activated Carbon                              $  2,476     $  2,478     $  2,380   $  2,319    $  2,432
   Service                                          1,657        1,571        1,573      1,712       1,889
   Engineered Solutions                               206          687          738        726         737
   Consumer                                           275          271          276        266         281
                                                 --------     --------     --------   --------    --------
                                                 $  4,614     $  5,007     $  4,967   $  5,023    $  5,339
                                                 --------     --------     --------   --------    --------

                                                                   For the Periods Ended
                                                 ---------------------------------------------------------
                                                 3/31/02      3/31/01      6/30/01    9/30/01     12/31/01
                                                 -------      -------      -------    -------     --------
Total Assets
   Activated Carbon                              $130,280     $138,459     $131,470   $123,794    $124,125
   Service                                         86,648       84,447       88,562     93,048      89,202
   Engineered Solutions                            96,962       99,326      103,546     99,855      99,610
   Consumer                                        20,302       19,890       19,081     19,241      18,777
                                                 --------     --------     --------   --------    --------
                                                 $334,192     $342,122     $342,659   $335,938    $331,714
                                                 ========     ========     ========   ========    ========

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CALGON CARBON CORPORATION
                                            -------------------------
                                                  (REGISTRANT)





Date: August 9, 2002                        By  /s/ William E. Cann
                                                ----------------------------
                                                    William E. Cann
                                                    Chief Financial Officer